UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHINA PHARMA HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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China Pharma Holdings, Inc.
2nd Floor, No 17 Jinpan Road
Haikou, Hainan Province
The People’s Republic of China  570216

November 9, 2012

Dear Stockholder:

On behalf of the Board of Directors of China Pharma Holdings, Inc., I invite you to attend our 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held at the following address:

At:	Conference Room, 2nd Floor, Jiahai Building,
No. 17 Jinpan Road, Haikou
Hainan Province, China 570216

On:	December 21, 2012

Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the annual report and the proxy card accompany this letter.

At the Annual Meeting we will report on important activities and accomplishments of our company and review our financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on our company and its activities, and to meet certain of our directors and key executives.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to approve our reincorporation from the State of Delaware to the State of Nevada and election of our directors and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions before or at the Annual Meeting.  Regardless of the number of our shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Pharma Holdings, Inc.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at China Pharma Holdings, Inc., 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, The People’s Republic of China 570216.

Sincerely,

/s/ Zhilin Li
Zhilin Li
Chairman of the Board

CHINA PHARMA HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

December 21, 2012

To the Stockholders of China Pharma Holdings, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Pharma Holdings, Inc., a Delaware corporation, will be held on Friday, December 21, 2012, at 9:00 a.m., local time, at Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216, for the following purposes:

1.	To approve the Company's reincorporation from the State of Delaware to the State of Nevada;

2.	To elect five director nominees to our Board of Directors to serve until the next annual meeting (for non-executive directors) or until the annual meeting in three years (for executive directors) and until their successors are elected and qualified; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on November 14, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice.

It is important that your shares are represented at the Annual Meeting.  We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.  You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ Zhilin Li Zhilin Li Chairman of the Board
 November 9, 2012

CHINA PHARMA HOLDINGS, INC.
2nd Floor, No. 17 Jinpan Road
Haikou, Hainan Province
The People’s Republic of China 570216

_____________

PROXY STATEMENT
_____________

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Pharma Holdings, Inc., a Delaware corporation (the “Company”, “we” or “us”), for our 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  The Annual Meeting will be held on Thursday, December 21, 2012, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, at Conference Room, 2nd Floor, Jiahai Building, No. 17 Jinpan Road, Haikou, Hainan Province, China 570216.

The date on which the Proxy Statement and form of proxy card are intended to be sent to stockholders is November 21, 2012.

The purpose of the Annual Meeting is to vote on our proposal as to our reincorporation from the State of Delaware to the State of Nevada and election of our directors.  We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share (“common stock”), as of the close of business on November 14, 2012 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at our executive offices located at 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, The People’s Republic of China 570216, by contacting the Secretary of the Board.

The presence at the Annual Meeting of one-third of the outstanding shares of common stock as of the Record Date, in person or by proxy, is required for a quorum.  Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are not present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting.  A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding [   ] shares of common stock. Each holder of our common stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting.  No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy via phone, fax, internet and mail by following the instructions provided in the Proxy Materials mailed to you or your household.  You may submit your vote over the Internet or mail until 11:59 a.m. (New York City time) on December 19, 2012.

You may also vote in person at the Annual Meeting.  If your shares are held through a broker, trust, bank, or other nominee, please refer to the Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it.  You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted FOR the election of the nominees to our Board of Directors and for the reincorporation from Delaware to Nevada.  In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of our common stock outstanding on the Record Date will be entitled to one vote on all matters. Assuming a quorum is present, a plurality of the votes cast at the Annual Meeting by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees and a majority of the total outstanding shares of common stock, either in person or by proxy, is required to approve the reincorporation from Delaware to Nevada. In counting the votes cast, only those cast “for” and “against” a matter are included.

Shares which abstain or which are withheld from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions, withheld votes, and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials.  You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently-dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States.  You may also revoke your proxy by your attendance and voting in person at the Annual Meeting.  Mere attendance at the meeting will not revoke a proxy or voter instructions.  We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting.  You may revoke your vote over the Internet until 11:59 a.m. (EST) on December 19, 2012.  If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will pay the expenses of solicitation of proxies for the Annual Meeting.  We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities.  We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement and/or other Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Annual Report on Form 10-K, this Proxy Statement, upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our annual report and proxy statement at your residence, and would like to receive a separate copy of our annual report and proxy statement for future stockholder meetings of our company, please follow the instructions for requesting materials indicated on the proxy card sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our annual reports, and proxy statements, and you would like to receive a single copy of annual reports and proxy statements, please follow the instructions for requesting materials indicated on the proxy card sent to you and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any other interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of November 5, 2012 with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of November 5, 2012, an aggregate of 43,579,557 shares of our common stock were outstanding.

Name and Address of Beneficial Owners(1)(2)	Amount and Nature of Beneficial Ownership	Percent of Class(3)
Directors and Executive Officers

Zhilin Li President, Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board	10,050,000(4)	23.0%

Heung Mei Tsui Director	9,312,651	21.4%

Yingwen Zhang Director	0	*

Gene Michael Bennett Director	0	*

Baowen Dong Director	0	*

All directors and executive officers as a group (6 persons)	19,362,651	44.4%

Greater than 5% Stockholders

Guerrilla Capital Management, LLC 237 Park Avenue, 9th Floor New York, New York 10017	2,477,031(5)	6.2%

Pope Asset Management, LLC 5100 Poplar Ave, Ste 805 Memphis, TN 38137	2,425,137(6)	5.6%

Jian Yang	2,278,815	5.2%
_______________
*	Represents less than 1%.

(1)
Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)
Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Pharma Holdings, Inc., 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216.

(3)
In determining the percentage of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the owner may  acquire, within 60 days of November 14, 2012 upon the exercise of the options, if any, held by the owner; and (b) the denominator is the sum of (i) the total 43,579,557 shares of common stock outstanding as of November 14, 2012, and (ii) the number of shares underlying the options, which such owner has the right to acquire upon the exercise of the options within 60 days of November 14, 2012 (for those who have options).

(4)	Include options to purchase 25,000 shares of common stock that vest on May 25, 2012 and presently exercisable within 60 days.

(5)	Guerilla Capital Management LLC, Peter Siris and Leigh S. Curry share dispositive and voting power over the shares.

(6)
Pope Asset Management, LLC (“Pope Management”) is the investment adviser for Pope Investments II LLC (“Pope Investment”). Pope Investments owns 162,637 shares. Pope Management owns 2,262,500 shares on behalf of its clients.  Therefore, Pope Management, as investment advisor to Pope Investments could be deemed to be beneficial owners of  2,425,137 shares.   Mr. William Wells is the sole manager of Pope Management and has dispositive and voting power over the shares held by Pope Investment.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our principal executive officer and principal financial officer during the last two fiscal years in all capacities to our company and our subsidiaries (collectively, the “Named Executive Officers”).  No other executive officer received compensation in excess of $100,000 during the fiscal year ended December 31, 2011 and 2010.

SUMMARY COMPENSATION TABLE
Name and principal position	Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Zhilin Li Chairman, Chief Executive Officer and President	2011 2010	220,000 200,000	— —	76,339(1) —	10,606(2) —	— —	— —	16,000(3) 16,000(3)	322,945 216,000

Frank Waung Former Chief Financial Officer	2011 2010	160,000 114,000	— —	42,854(4) 21,000(5)	66,384(2) 226,560(6)	— —	— —	— —	269,238 361,500

(1) Represents the dollar amounts recognized in our year-end 2011 financial statements for reporting purposes.  Amount represents the value of 75,000 restricted shares granted to Ms. Li.   A more detailed discussion of the assumptions used in calculating these value may be found in Note 11 to the consolidated audited financial statements included in our Annual Report on Form 10-K (“2011 Form 10-K”).

(2)  Represents the dollar amounts recognized in our year-end 2011 financial statements for reporting purposes.  Amounts shown cover the options awards granted in 2010 and 2011.  The amounts represent the compensation costs of awards that are paid in options to purchase 50,000 shares of our common stock with respect to Ms Li, and 200,000 shares of our common stock with respect to Mr. Waung. The amounts do not reflect the actual amounts that may be realized by the named executive officer.  The value of the option was determined using the Black-Scholes Option Pricing Model. We apply the simplified method due to the lack of historical share option exercise data to provide a reasonable basis upon which to estimate expected term. A more detailed discussion of the assumptions used in calculating these value may be found in Note 11 to the consolidated audited financial statements included in 2011 Form 10-K.

(3) Represents the amount payable to Ms. Li for serving as a director of our company.  As of the date of this report, $4,000 was paid to Ms. Li for serving on our board of directors in 2010.  $12,000 and $16,000 payable to Ms. Li for serving on our board of directors in 2010 and 2011 respectively had not been paid to Ms. Li.

(4) Represents the dollar amounts recognized in our year-end 2011 financial statements for reporting purposes.  Amount represents the value of 50,000 restricted shares granted to Mr. Waung.   A more detailed discussion of the assumptions used in calculating these value may be found in Note 11 to the consolidated audited financial statements included in 2011 Form 10-K.

(5) Represents the dollar amounts recognized in our year-end 2010 financial statements for reporting purposes.  Amount represents the value of 6,863 shares granted to Mr. Waung.   A more detailed discussion of the assumptions used in calculating these value may be found in Note 10 to the consolidated audited financial statements included in in the Annual Report on Form 10-K/A filed with the SEC on March 17, 2011 (the “2010 10-K”).

(6)  Represents the dollar amounts recognized in our year-end 2010 financial statements for reporting purposes.  Amounts shown cover awards granted in 2010.  The amounts represent the compensation costs of awards that are paid in options to purchase shares of our common stock, the amounts do not reflect the actual amounts that may be realized by the named executive officer.  The value of the option of $226,560 was determined using the Black Scholes Option Pricing Model using the simplified method based on the closing market price of $3.47  per share and assumptions for the risk free interest rate of 1.61% and volatility of 67.6%. We apply the simplified method due to the lack of historical share option exercise data to provide a reasonable basis upon which to estimate expected term. A more detailed discussion of the assumptions used in calculating these value may be found in Note 10 to the consolidated audited financial statements included in the 2010 10-K.

Employment Agreements

Zhilin Li.  Hainan Helpson Medical & Biotechnology Co., Ltd., our wholly-owned subsidiary and operating entity in the PRC (“Helpson”), entered into an employment agreement with Ms. Zhilin Li, our Chairman of the Board and Chief Executive Officer, which expired on June 30, 2010. Upon the expiration of the original agreement, Helpson renewed the agreement with Ms. Li on the same terms as original agreement.  Pursuant to the terms of the new employment agreement, Ms. Li agreed to continue to serve as Helpson’s chief executive officer for a term of five years at an annual salary of RMB800,000 (equivalent to approximately $119,403). Helpson may adjust Ms. Li's compensation based upon her production and operating achievement and her technical ability and working performance. Ms. Li’s total annual compensation for the fiscal year ended 2010, when aggregated with her compensation from our U.S. holding company level, is $200,000.

On May 25, 2011, Ms. Li’s annual base salary was increased to $220,000. In addition, pursuant to the 2010 Incentive Plan and the Restricted Share Award Agreement dated May 25, 2011 between the Company and Ms. Li, she was granted 75,000 shares of restricted stock, of which (i) 50,000 shares will vest on May 25, 2012, and (ii) 25,000 shares were to vest on the six-month anniversary of the achievement of certain performance-based vesting criteria.  Under the 2010 Incentive Plan and pursuant to the Non-qualified Stock Option Agreement dated May 25, 2011 between the Company and Ms. Li (“Li’s Stock Option Agreement”), she was also granted non-qualified stock options to purchase 50,000 shares of common stock at an exercise price of $2.54 per share, of which (i) 25,000 shares will vest on May 25, 2012, and (ii) 25,000 shares were to vest on the three-month anniversary of the achievement of certain performance-based vesting criteria.

Frank Waung.  We entered into an employment agreement with Mr. Frank Waung on April 28, 2009, according to which Mr. Waung agreed to serve as our Chief Financial Officer for one year for an annual salary of $100,000. According to the agreement, Mr. Waung was granted an option to purchase 100,000 shares of our common stock, at the price of $1.70 per share, of which (i) 50,000 of the shares vested on April 28, 2010 and (ii) 50,000 of the shares vested on September 30, 2010. When our 2009 Stock Option Plan was implemented, on October 13, 2009 we issued Mr. Waung an option to purchase 100,000 shares at an exercise price of $2.75 per share and we subsequently agreed that the difference ($1.70 to $2.75) would be provided to Mr. Waung at the time of exercise of the options, subject to approval of the board of directors.

Upon the expiration of the original agreement on April 28, 2010, we renewed the agreement with Mr. Waung on similar terms.  Pursuant to the terms of the renewed agreement, Mr. Waung agreed to continue to serve as our Chief Financial Officer for one year at an annual salary of $150,000. Mr. Waung was also granted an additional option to purchase 200,000 shares of common stock, of which (i) options to purchase 150,000 of the shares will vest on April 28, 2011 and (ii) options to purchase 50,000 shares were to vest on April 28, 2011 if we consummated an equity offering with minimum gross proceeds of at least $10 million prior to December 31, 2010.  Because we did not consummate such an offering prior to December 31, 2010, options to purchase 50,000 shares have failed to vest and were forfeited.

On April 28, 2011, we renewed the employment agreement with Mr. Waung, pursuant to which Mr. Waung agreed to continue to serve as our Chief Financial Officer for one year at an annual salary of $165,000.  In addition, pursuant to the 2010 Incentive Plan and the Restricted Share Award Agreement dated May 25, 2011 between the Company and Mr. Waung, he was granted 50,000 shares of restricted stock, of which (i) 25,000 shares will vest on April 28, 2012, and (ii) 25,000 shares were to vest on the six-month anniversary of the achievement of certain performance-based vesting criteria.  Under the 2010 Incentive Plan and pursuant to the Non-qualified Stock Option Agreement dated May 25, 2011 between the Company and Mr. Waung (“Waung’s Stock Option Agreement”), he was also granted non-qualified stock options to purchase 50,000 shares of common stock at an exercise price of $2.54 per share, of which (i) 25,000 shares will vest on April 28, 2012, and (ii) 25,000 shares were to vest on the three-month anniversary of the achievement of certain performance-based vesting criteria.

On April 25, 2012, we and Mr. Waung mutually agreed not to renew the employment agreement upon its expiration on April 28, 2012 and Mr. Waung’s employment with us as Chief Financial Officer was terminated on April 29, 2012. Mr. Waung was granted 100,000 shares of our common stock, effective April 28, 2012 in consideration of his past contribution to the Company. Effective the same day, our Nominating and Compensation Committee authorized the termination of option to purchase one hundred eighty-five thousand (185,000) shares of common stock previously granted and became vested to Mr. Waung.

Payments upon Termination or Change-in-Control

Frank Waung.  Pursuant to the terms of Mr. Waung’s employment agreement, except in connection with certain gross misconduct, in order to terminate the agreement we must either (i) provide Mr. Waung with 30 days prior written notice of termination or (ii) pay Mr. Waung one (1) month’s salary upon termination in lieu of providing 30 days prior written notice. In addition, Mr. Waung shall be entitled to (i) accrued and unpaid vacation through the effective date of termination; and (ii) all other compensation and benefits that are vested through the effective date of termination.

PRC Law.  Under the applicable laws of the PRC, we must pay severance to all employees who are Chinese nationals and who are terminated with or without cause, or whose employment agreement with us expires and we choose not to continue their employment.  The severance benefit required to be paid under the laws of the PRC equals the average monthly compensation paid to the terminated employee (including any bonuses or other payments made in the 12 months prior to the employee’s termination) multiplied by the number of years the employee has been employed with us, plus an additional month’s salary if 30 days’ prior notice of such termination has not been given.  However, if the average monthly compensation to be received by the terminated employee exceeds three times the average monthly salary of the employee’s local area, as determined and published by the local government, such average monthly compensation shall be capped at three times the average monthly salary of the employee’s local area.  Except as described above, none of our executive officers have any other agreement or arrangement under which he or she may be entitled to severance payments upon termination of employment.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all restricted stock and stock option awards held by our named executive officers as of December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zhilin Li		25,000(1)		2.54	5/25/2013			75,000(8)	50,250(10)
Chairman, Chief Executive Officer and President			25,000(2)	2.54	5/25/2013

Frank Waung		25,000(3)		2.54	5/25/2013			50,000(9)	33,500(10)
Former Chief Financial			25,000(4)	2.54	5/25/2013
Officer

	10,000(5) 50,000(6) 150,000(7)	— — —	— — —	2.75 2.75 3.47	4/27/2012 9/29/2012 4/28/2013	— — —	— — —

  ______________________
(1) These options were granted under our 2010 Incentive Plan and will become exercisable on May 25, 2012.

(2)  These options were granted under our 2010 Incentive Plan and were to vest on the three-month anniversary of the achievement of certain performance-based vesting criteria.

(3)   These options were granted under our 2010 Incentive Plan and will become exercisable on April 28, 2012.

(4)  These options were granted under our 2010 Incentive Plan and were to vest on the three-month anniversary of the achievement of certain performance-based vesting criteria.

(5)  These options were issued under our 2009 Stock Option Plan and became exercisable on April 28, 2010.

(6) These options were issued under our 2009 Stock Option Plan and became exercisable on September 30, 2010.

(7) These options were issued under our 2009 Stock Option Plan and became exercisable on April 28, 2011.

(8) These stocks were granted under our 2010 Incentive Plan.  50,000 will vest on May 25, 2012 and 25,000 were to vest on the six-month anniversary of the achievement of certain performance-based vesting criteria.

(9) These stocks were granted under our 2010 Incentive Plan.  25,000 will vest on April 28, 2012 and 25,000 were to vest on the six-month anniversary of the achievement of certain performance-based vesting criteria.

(10) Represents the dollar amounts calculated based on the closing market price of $0.67 per share on December 30, 2011.

Discussion of Summary Compensation and Grants of Plan-based Awards Tables

A summary of certain material terms of our existing compensation plans and arrangements is set forth below.

On September 2, 2009, our Board of Directors adopted, and on September 3, 2009 our stockholders approved, our 2009 Stock Option Plan (the “2009 Option Plan”), which gave us the ability to grant stock options and restricted stock to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our Board of Directors or the board of directors of any of our subsidiaries.  The 2009 Option Plan currently allows for awards of stock options and restricted stock for up to 1,000,000 shares of common stock.  As of March 2, 2012, options to purchase an aggregate of 300,000 shares of common stock had been granted under the 2009 Option Plan, of which 40,000 have been exercised and 50,000 have failed to vest and been forfeited.  In connection with the adoption of our 2010 Long-Term Incentive Plan, our Board of Directors determined that no additional awards of stock options or restricted stock will be made under the 2009 Option Plan, and that the 2009 Option Plan will be terminated following the exercise or expiration of all stock options currently outstanding under such plan.

On November 12, 2010, our Board of Directors adopted, and on December 22, 2010 our stockholders approved, our 2010 Long-Term Incentive Plan (the “2010 Incentive Plan”), which gave us the ability to grant stock options, restricted stock, stock appreciation rights and performance units to employees, directors and consultants, or those who will become employees, directors and consultants of our company and/or our subsidiaries.  The 2010 Incentive Plan currently allows for equity awards of up to 4,000,000 shares of common stock.  As of March 2, 2012, 125,000 shares of restricted stock and options to purchase an aggregate of 100,000 shares of common stock had been granted under the 2010 Incentive Plan.

Director Compensation

The following table sets forth information concerning cash and non-cash compensation paid to our directors during the year ended December 31, 2011.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Zhilin Li	16,000	—	—	—	—	—	16,000
Heung Mei Tsui	16,000	—	—	—	—	—	16,000
Gene Michael Bennett	16,000	—	—	—	—	—	16,000
Yingwen Zhang	5,901	—	—	—	—	—	5,901
Baowen Dong	5,901	—	—	—	—	—	5,901

Our directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of our Board of Directors and committees on which they serve.

Engagement Letters

We have renewed the engagement letters with each of our three independent directors.  Pursuant to the renewed engagement letters, each of Mr. Zhang and Mr. Dong is entitled to receive annual compensation of RMB 40,000 (approximately $5,901), payable quarterly and Mr. Bennett is entitled to receive annual compensation of $16,000, payable quarterly, and a warrant to purchase 5,000 shares of common stock at an exercise price of $3.32 per share.  As of the date of this proxy statement, no warrants have been issued to Mr. Bennett.

We also entered into an engagement letter with Ms. Tsui, pursuant to which Mr. Tsui she is entitled to annual compensation of $16,000 for serving a director of our company.

Compensation Committee Interlocks and Insider Participation

The members of the Nominating and Compensation Committee of our Board of Directors during fiscal 2010 were Messrs. Gene Michael Bennett, Baowen Dong and Yingwen Zhang.  During fiscal 2011:

•	none of the members of the Nominating and Compensation Committee of our Board of Directors was an officer (or former officer) or employee of our company or any of its subsidiaries;

•	none of the members of the Nominating and Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served on our Nominating and Compensation Committee;

•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Nominating and Compensation Committee; and

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served as a director on our Board of Directors.

PROPOSAL 1

REINCORPORATION FROM DELAWARE TO NEVADA

We propose to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation”. The Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly owned subsidiary of the Company, which we refer to as “CPHI Nevada,” pursuant to an Agreement and Plan of Merger, or “merger agreement,” in substantially the form attached as Appendix A to this Proxy Statement. Upon completion of the merger, CPHI Nevada will be the surviving corporation and will continue to operate our business under the name “China Pharma Holdings, Inc.” In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “CPHI Nevada.” In connection with the Reincorporation:

•
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

•
The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with CPHI Nevada following the Reincorporation, and there will be no substantive change in direct or indirect interests of the current directors or executive officers of the Company; and

•
Your shares of common stock of the Company will automatically be converted into an equivalent number of shares of common stock of CPHI Nevada. YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CPHI NEVADA.

•	We will be governed by new articles of incorporation under Nevada law in the form attached as Appendix B.

•	We will adopt new bylaws under Nevada law in the form attached as Appendix C.

Upon completion of the Reincorporation, the authorized capital stock of CPHI Nevada will consist of 95,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value, which is identical to the existing authorized capital stock of the Company. Our common stock is currently quoted on NYSE MKT. We believe that the common stock of CPHI Nevada will also be quoted on NYSE MKT immediately after the reincorporation.

Principal Reasons for the Proposed Reincorporation

Our Board of Directors has unanimously approved the Reincorporation and believes that the best interests of the Company and its stockholders will be served by changing our state of incorporation from Delaware to Nevada. Primarily, the Reincorporation would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. For 2011 and 2010, we were required to pay approximately $117,000 and $72,000, respectively, in annual franchise fees to the State of Delaware. Should we reincorporate in the State of Nevada, our current annual filing fee in the State of Nevada would be approximately $350. The difference between annual filing fees in Delaware and Nevada will continue to become greater if the value of our assets continues to grow.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, CPHI Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Our Board of Directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

The proposed reincorporation is not being proposed to prevent a change in control, nor is it in response to any present attempt known to our Board of Directors to acquire control of the Company or obtain representation on our Board of Directors. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see "Significant Differences Between the Corporation Laws of Delaware and Nevada," below.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Principal Features of the Reincorporation

The Reincorporation would be effected through the merger of the Company with and into CPHI Nevada, a newly formed Nevada corporation that will be a wholly owned subsidiary of the Company, pursuant to the merger agreement. Prior to the merger, CPHI Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, CPHI Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “China Pharma Holdings, Inc.” The merger agreement is attached to this proxy statement as Appendix A.

                Prior to the merger, CPHI Nevada will have one share of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of CPHI Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s common stock will be automatically converted in to comparable warrants and options of CPHI Nevada. The terms of the merger agreement will provide that the one outstanding share of outstanding common stock of CPHI Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current stockholders being the only shareholders of the surviving corporation.

                Subject to obtaining requisite stockholder approval for the Reincorporation, the merger will become effective by the filing of articles of merger with the Nevada Secretary of State and a certificate of merger and the plan of merger with the Delaware Secretary of State. Upon the effectiveness of the merger, the articles of incorporation and the bylaws of CPHI Nevada, in substantially the forms attached as Appendices B and C to this Proxy Statement, respectively, will govern corporate operations and activities of the surviving corporation.

                You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of CPHI Nevada’s common stock following the Reincorporation. New certificates representing shares of CPHI Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Effective Time

                If the Reincorporation is approved by the stockholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective as soon as practicable thereafter. However, the merger agreement may be terminated and abandoned, or the consummation of the Reincorporation may be deferred for a reasonable time, by action of the Company’s Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval of this Proposal No. 1, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would no longer be in the best interests of the stockholders or that the deferral thereof is advisable. In addition, the Board of Directors may amend the merger agreement at any time prior to the merger, provided that an amendment made subsequent to the adoption by the Company’s stockholders shall not (i) alter or change the amount or kind of securities to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of CPHI Nevada, as the surviving corporation to the merger, or (iii) alter or change any of the terms and conditions of the merger agreement if such alteration or change would, in the opinion of the Board of Directors, adversely affect the Company’s stockholders.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of CPHI Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of CPHI Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of CPHI Nevada following the merger.

                The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of CPHI Nevada, which are attached as Appendices B and C, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the merger agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

                General. As discuss above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

                Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

                Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

                While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

                Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

                Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the board or committee, as the case may be, consent to the action in writing.

                Actions by Written Consent of Shareholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

                Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

                Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

                Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

                Special Meetings of the Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

                Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board of Directors.

                Adjournment of Shareholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

                Duration of Proxies. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

                Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

                Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Certain Federal Income Tax Consequences of the Reincorporation.

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or CPHI Nevada. Each stockholder will have the same basis in CPHI Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in CPHI Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

                This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

                This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

                You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Regulatory Approvals

We are required to obtain the approval of our stockholders under Delaware law to effect the reincorporation. To obtain this approval, we are required to prepare and circulate to our stockholders proxy materials meeting the requirements of the rules and regulations of the SEC. We have prepared this proxy statement in accordance with those rules and regulations, and it is being circulated in order to obtain the required stockholder approval. Once we obtain such approval, we are required to file a certificate of merger with the State of Delaware and articles of merger with the State of Nevada to effect the reincorporation. In addition, we are required to notify NYSE MKT (formerly, NYSE Amex), the Exchange on which our securities are traded, the reincorporation at the time it is announced.  Other than the foregoing, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

Appraisal Rights

The reincorporation will be conducted as a merger of the Company into CPHI Nevada, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware. Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary. Therefore, our stockholders are not entitled to receive consideration instead of shares of CPHI Nevada.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER UNDER WHICH WE WILL REINCORPORATE FROM DELAWARE TO NEVADA. PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” THE PROPOSAL UNLESS A VOTE AGAINST IT OR AN ABSTENTION IS SPECIFICALLY INDICATED.

PROPOSAL 2

ELECTION OF DIRECTORS

Our amended and restated by-laws provide that the number of our directors shall be not more than nine nor less than one, as fixed from time to time in our by-laws or by our Board of Directors. Directors are divided into two classes, independent directors and non-independent directors. Independent directors will hold office for a term of one (1) year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.  Non-independent directors will hold office for a term of three (3) years or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal. Directors may be re-elected for successive terms. The Board currently consists of five members, three of whom are independent. All of the five directors are the nominees standing for re-election at the 2012 Annual Meeting.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below. Upon the election, Messrs. Gene Michael Bennett, Yingwen Zhang and Baowen Dong, the three independent directors will serve for a one-year term until the date of the next annual shareholders meeting and until their successors are duly elected and qualified and Ms. Zhilin Li and Ms. Heung Mei Tsui, the two non-independent directors, will serve for a three-year term until the annual shareholders meeting to be held in three years and until their successors are duly elected and qualified.  We are not aware of any nominee who will be unable or who will decline to serve as a director.

Director Nominees

The following table sets forth a brief biographical description of each of our nominees for election as directors, all of whom currently serve as our directors. This description includes the principal occupation of and other directorships held by each director for at least the past five years, if any, as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each director should serve as a member of the Board of Directors. This information is based on information furnished to us by the nominees.

Name	Age	Biographical Description

Zhilin Li	59
Ms. Li is the Chairman, President and Chief Executive Officer of our company. She has served as a director since 2006 and as the President and Chief Executive Officer since 2005. She was a founder of Helpson, and served as Chairman and Chief Executive Officer of Helpson from 1993 to 2005. Ms. Li was formerly the president of Haikou Bio-Engineering Institute as well as the vice president of Sichuan Institute of Biology. She graduated from Sichuan University with a degree in biology. Her role as a one of the founders of our company and her extensive experience in bio-engineering make her well suited to serve as our Chairman.

Heung Mei Tsui	55
Ms. Tsui has served as a director since April 28, 2009. Previously, Ms. Tsui served as a member of our board from October 2005 to February 2008. Ms. Tsui has been a self-employed businesswoman engaged in strategic investments and was previously engaged in the pharmaceutical chemical raw material import/export business. Ms. Tsui graduated from Hunan Financial & Economic College in 1982. Her experience in the trading side of the business affords her unique insights into the pharmaceutical industry, and her presence on our board of directors benefits the company greatly in the areas of strategic planning and execution.

Gene Michael Bennett	64
Mr. Bennett has served as our independent director since February 2008. Mr. Bennett also presently serves as Chief Executive Officer of the American General Business Association in Beijing, China, since 2009. Mr. Bennett was a partner of Nexis Investment Consulting Corporation based in Beijing from 2004-2009. He acted as a partner of ProCFO Company based in California which provided contract chief financial officer service for firms during 2000-2004. During 1998-2000, he was a basic law, accounting and tax professor at University of Hawaii, and an accounting, tax and audit professor at Chaminade of Honolulu. He also previously served as the chief financial officer and member of the board of directors of Argonaut Computers in Southern California. Mr. Bennett worked as an accounting and audit professor at Chapman University. Mr. Bennett also worked as an accounting, tax, and audit professor at California State University at Fullerton, and he acted as chief financial officer and a board member of the National Automobile Club. Mr. Bennett graduated from Michigan State University with an MBA in Finance and BA in Accounting. He currently is a DBA candidate in Corporate Governance at City University of Hong Kong. Mr. Bennett obtained his CPA license from the State of Colorado, but is currently inactive. Mr. Bennett’s extensive background in accounting, financial management and reporting, including SEC related reporting qualifies Mr. Bennett to serve as an independent director of our company and the chairman of our audit committee.

Yingwen Zhang	67
Mr. Zhang has served as an independent director since February 2008. He also currently serves as the Vice-Chairman of the Board of Shanghai Reseat Medical Tech Co. Ltd., a medical device producer.  Mr. Zhang is also a director and a member of the compensation committee of Chongqing Wanli Battery Holdings (Group) LLC (SHA:600847).   He acted as Senior Consultant and Chairman of Safety Production Committee of Sinofert Holdings Limited (HKG: 0297) of Sinochem Group from October 2005 to June 2009. Additionally, Mr. Zhang was the representative of the 9th Nation People’s Congress of China. He was also appointed as the Commercial Counselor of the China Embassy in Malaysia from March 2000 through October 2005. Prior to that, Mr. Zhang was appointed as the Director-General to Sichuan Provincial Foreign Trade and Economic Cooperation Bureau (the Commercial Bureau of Sichuan Province, China) from 1988 to 2000. In his early career he was a chemical-engineer, and then became a senior manager for several chemical corporations in China. From 1983 to 1988, Mr. Zhang served as the Chief Executive Officer of a large nature gas-chemical state owned enterprise (SOE) in the PRC affiliated with the SINOPEC Group.  Mr. Zhang graduated from the Chemical Engineering Department of Tianjin University in 1967. Mr. Zhang’s extensive knowledge in areas of government regulation and policies, his experience as director of a China listed company, as well as his vast experience in senior management in SOE and the private sector, qualify him as an independent director of our company.

Baowen Dong	71
Mr. Dong has served as an independent director since February 2008. Mr. Dong participated on the expert team of the Sichuan University from 2003 to 2008, doing teaching evaluation and assessment work in Engineering and Medical Science faculty. In recent years, Mr. Dong has focused on the research of China's Health Care Reform. Previously, he concentrated on biomedical and medical information researches. Mr. Dong has had different roles in areas of teaching and research, including as a dean and a professor, at Sichuan University from 1974 to 2001. Additionally, Mr. Dong was engaged in the field of communication technology from 1966 to 1974. Mr. Dong graduated from Xi’an University of Science and Technology in 1966. His strong academic background in science and research brings value to our company in respect of research and development and qualifies him to serve as a director of our company.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company.  There are no family relationships among our directors and officers.

Each of our director nominees has an established record of professional accomplishment in his chosen field, the ability to contribute positively to the collaborative culture among our Board members, and professional and personal experiences and expertise that are valuable to our company. These directors help develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today, and they provide a strong measure of stability and continuity to our company. In light of our corporate structure and business, we believe that this stability positively impacts our performance.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Our Board of Directors recommends a vote FOR election of each of the nominees listed above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THE PROPOSAL ABOVE

CORPORATE GOVERNANCE

Board Composition

Our Board of Directors is comprised of five members.  Directors are divided into two classes, independent directors and non-independent directors. Independent directors will hold office for a term of one (1) year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.  Non-independent directors will hold office for a term of three (3) years or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.  Ms. Zhilin Li, our President and Chief Executive Officer, is the Chairman of the Board and a non-independent director.  Ms. Heung Mei Tsui, an affiliate of the company, is a non-independent director.  Messrs. G. Michael Bennett, Yingwen Zhang and Baowen Dong are our independent directors and serve as members of the Audit, Nominating and Compensation Committees.

Director Independence

Our Board has determined that Messrs. Bennett, Zhang and Dong satisfy the criteria for independence under NYSE MKT and SEC rules for independence of directors and of committee members.

Board Leadership Structure

The Board believes that the combined role of Chief Executive Officer and Chairman is most suitable for our company because Ms. Li has been our company’s President and Chief Executive Officer since 2005, is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Chief Executive Officer brings company-specific experience and expertise, while the company’s independent directors bring experience, oversight, and expertise from outside the company and its industry. The Board believes that the combined role of Chief Executive Officer and Chairman of the Board promotes the development and execution of our strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes the combined role of Chief Executive Officer and Chairman, together with our independent directors, is in the best interest of stockholders because it provides the appropriate balance between independent oversight of management and the development of strategy.

Risk Management

The Board is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, but the full Board retains responsibility for general oversight of risks. The Nominating and Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements, and also for managing risks associated with the independence of the Board of Directors and potential conflicts of interest. The Audit Committee oversees management of financial risks, including risks related to liquidity, credit, operations and regulatory compliance, among others, and the processes in place to monitor and control such exposures. Our Board and its committees have access at all times to the Company’s management to discuss any matters of interest, including those related to risk. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and its committees and affords a free flow of communications regarding risk identification and mitigation.

Audit Committee

The Audit Committee assists the Board in monitoring:

·	our accounting, auditing, and financial reporting processes;

·	the integrity of our financial statements;

·	internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and

·	the appointment and evaluation of the qualifications and independence of our independent auditors.

G. Michael Bennett, Yingwen Zhang and Baowen Dong, all of whom are independent directors under SEC rules and the rules of NYSE MKT, are currently serving as members of the Audit Committee. Mr. Bennett is the chairman of the Audit Committee and is an “audit committee financial expert” as defined in Item 401(d)(5) of Regulation S-K promulgated under the Securities Act. The audit committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which is attached as Exhibit 99.1 to our Annual Report on Form 10-K filed with the SEC on March 17, 2009.

Nominating and Compensation Committee

The functions of the Nominating and Compensation Committee are as follows:

·	to assist our Board in discharging its responsibilities with respect to compensation of our executive officers and directors;
·	to evaluate the performance of our executive officers;
·	to assist our Board in developing succession plans for executive officers;
·	to administer our stock and incentive compensation plans and recommend changes in such plans to our Board as needed;
·	to identify qualified individuals to become board members;
·	to determine the composition of our Board and its committees;
·	to monitor the process to assess Board effectiveness; and
·	to develop and implement our corporate procedures and policies.

The current members of the Nominating and Compensation Committee are Messrs. Bennett, Zhang and Dong. Mr. Zhang is the chairman of the Nominating and Compensation Committee, which carries out its responsibilities in accordance with the terms of its Nominating and Compensation Committee Charter, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 28, 2009.

Board and Committee Meetings

During 2011, our Board of Directors held two meetings and acted by unanimous written consent two times.  During 2011, our Audit Committee held five meetings and our Nominating and Compensation Committee met one time.

Director Attendance at Annual Meetings

Ms. Li was present at our 2011 annual meeting. We do not currently have a policy with regard to directors’ attendance at annual stockholder meetings.

Stockholder Nominations for Director

Stockholders may propose candidates for Board membership by writing to China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216 so that the nomination is received by the Company by July 12, 2013 to be considered for the 2013 annual meeting. Any such proposal shall contain the name, holdings of our securities and contact information of the person making the nomination; the candidate’s name, address and other contact information; any direct or indirect holdings of our securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest; the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and stock exchange requirements. Nominees proposed by stockholders will receive the same consideration as other nominees.

Director or Officer Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Related Party Transactions

Heung Mei Tsui, one of our directors, has made various loans to our company.  The balance of such loans was $1,254,567 and $861,563 at September 30, 2012 and December 31, 2011, respectively.  A portion of such loans is evidenced by a written loan agreement dated September 27, 2010 between Mr. Tsui and Onny Investment Limited in the principal amount of $230,000.  Pursuant to the terms of the loan agreement, the loan bears interest at a rate of 1% per annum.  The potion of the loans not subject to a written agreement also accrue interest at the rate of 1% per annum and are payable on demand.  The loans were due December 31, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.  Directors, executive officers and greater than 10% stockholders are required by SEC rules to furnish us with copies of Section 16(a) forms they file. Based upon a review of the filings made on their behalf during the fiscal year ended December 31, 2011, as well as an examination of the SEC’s EDGAR system Form 3, 4, and 5 filings and our  records, we believe that, during the year ended December 31, 2011, the Reporting Persons met all applicable Section 16(a) filing requirements.

Code of Ethics

On July 8, 2008, we adopted a code of business conduct and ethics for all directors and employees (including officers) within the meaning of the regulations adopted by the SEC under Section 406 of the Sarbanes-Oxley Act of 2002.  The code has been designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the code to an appropriate person or persons, and (v) accountability for adherence to the code. The application of the code to the persons it applies to may only be waived by our Board of Directors in accordance with SEC regulations and the Sarbanes-Oxley Act of 2002. A copy of the code is available on our website at www.chinapharmaholdings.com or may be obtained by sending a written request to our corporate secretary at China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

Stockholder and Other Interested Party Communications With Directors

Any stockholder or other interested party who desires to communicate with any member of our Board of Directors may do so by writing to: Board of Directors, c/o China Pharma Holdings, Inc., Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

Depending on the subject matter of your inquiry, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about our company or if it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting director.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by July 12, 2013 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in the our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than September 25, 2012 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.  As to all such matters which we do not have notice on or prior to September 25, 2013, discretionary authority shall be granted to the persons designated in our proxy related to the 2013 annual meeting of stockholders to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2010, including the financial statements and schedules thereto.  Requests for copies of such report should be directed to Ms. Diana Huang, China Pharma Holdings, Inc., Second Floor, No 17 Jinpan Road, Haikou, Hainan Province, The People’s Republic of China 570216, +86-898-6681-1730.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of independent directors. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

November 9, 2012	By Order of the Board of Directors
/s/ Zhilin Li
Zhilin Li Chairman of the Board

Appendix A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as of December __, 2012, by and between China Pharma Holdings, Inc., a Delaware corporation (“CPHI Delaware”), and China Pharma Holdings, Inc., a Nevada corporation and a wholly-owned subsidiary of CPHI Delaware (“CPHI Nevada”).

WHEREAS, CPHI Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, CPHI Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, on the date hereof, CPHI Delaware has authority to issue One Hundred Million (100,000,000) shares of capital stock consisting of Ninety Five Million (95,000,000) shares of common stock, $0.001 par value per share, of which 43,579,557 shares are issued and outstanding (“CPHI Delaware Common Stock”), and Five Million (5,000,000) shares of preferred stock, $0.001 par value per share, of which no shares are outstanding (“CPHI Delaware Preferred Stock”);

WHEREAS, on the date hereof, CPHI Nevada has authority to issue One Hundred Million (100,000,000) shares of capital stock consisting of Ninety Five Million (95,000,000) shares of common stock, $0.001 par value per share (“CPHI Nevada Common Stock”), and Five Million (5,000,000) shares of preferred stock, $0.001 par value per share (“CPHI Nevada Preferred Stock”);

WHEREAS, on the date hereof, one (1) share of Nevada Common Stock is issued and outstanding and is owned by CPHI Delaware and no shares of Nevada Preferred Stock are outstanding.

WHEREAS, the respective boards of directors of CPHI Nevada and CPHI Delaware have determined that, for the purpose of effecting the reincorporation of CPHI Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that CPHI Delaware merge with and into CPHI Nevada upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of CPHI Nevada and CPHI Delaware have approved the Plan and recommend that it be submitted to the respective shareholders of CPHI Nevada and CPHI Delaware entitled to vote thereon; and

WHEREAS, the respective shareholders of CPHI Nevada and CPHI Delaware entitled to vote thereon have approved the Plan.

            NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, CPHI Delaware and CPHI Nevada hereby agree to merge as follows:

1.            Merger. Subject to the terms and conditions hereinafter set forth, CPHI Delaware shall be merged with and into CPHI Nevada, with CPHI Nevada to be the surviving corporation in the merger (the “Merger”).  The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware and articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2.           Principal Office of CPHI Nevada.  The address of the principal office of CPHI Nevada is Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

3.            Corporate Documents.  The Articles of Incorporation of CPHI Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of CPHI Nevada as the surviving corporation.  The Bylaws of CPHI Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of CPHI Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4.            Directors and Officers.   The directors and officers of CPHI Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of CPHI Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of CPHI Nevada.

5.            Succession. At the Effective Time, CPHI Nevada shall succeed to CPHI Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6.            Further Assurances. From time to time, as and when required by CPHI Nevada or by its successors and assigns, there shall be executed and delivered on behalf of CPHI Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in CPHI Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of CPHI Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of CPHI Nevada are fully authorized in the name and on behalf of CPHI Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7.            CPHI Delaware Common Stock and CPHI Delaware Preferred Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of CPHI Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of CPHI Nevada Common Stock and each share of CPHI Delaware Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of CPHI Nevada Preferred Stock.

8.            Stock Certificates.  At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of CPHI Delaware Common Stock and CPHI Delaware Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of CPHI Nevada Common Stock and CPHI Nevada Preferred Stock into which the shares of the CPHI Delaware represented by such certificates have been converted as herein provided.

9.           Options; Warrants.   Each option, warrant or other right to purchase shares of CPHI Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase the same number of shares of CPHI Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase CPHI Delaware Common Stock.

10.           Common Stock of CPHI Nevada.   At the Effective Time, the previously outstanding one (1) share of CPHI Nevada Common Stock registered in the name of CPHI Delaware shall, by reason of the Merger, be reacquired by CPHI Nevada, shall be retired and shall resume the status of authorized and unissued shares of CPHI Nevada Common Stock, and no shares of CPHI Nevada Common Stock or other securities of CPHI Nevada shall be issued in respect thereof.

11.            Amendment.   The boards of directors of CPHI Delaware and CPHI Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of CPHI Nevada or the stockholders of CPHI Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the CPHI Delaware Common Stock or CPHI Delaware Preferred Stock, (ii) alter or change any term of the articles of incorporation of CPHI Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of CPHI Delaware Common Stock or CPHI Delaware Preferred Stock.

12.            Abandonment.   At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either CPHI Delaware or CPHI Nevada or both, notwithstanding approval of this Plan by the sole shareholder of CPHI Nevada or the stockholders of CPHI Nevada, or both.

13.            Rights and Duties of CPHI Nevada. At the Effective Time and for all purposes the separate existence of CPHI Delaware shall cease and shall be merged with and into CPHI Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of CPHI Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to CPHI Delaware shall continue and be taken and deemed to be transferred to and vested in CPHI Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in CPHI Delaware shall not revert or be in any way impaired by reason of such Merger; and CPHI Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of CPHI Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against CPHI Delaware may be prosecuted as if the Merger had not taken place, or CPHI Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of CPHI Delaware shall be impaired by the Merger. If at any time CPHI Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of  CPHI Delaware in CPHI Nevada according to the terms hereof, the officers and directors of CPHI Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in CPHI Nevada, and otherwise to carry out the purposes of this Plan.

14.            Consent to Service of Process. CPHI Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of CPHI Delaware, as well as for enforcement of any obligation of CPHI Nevada arising from the Merger. CPHI Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against CPHI Nevada any obligation of CPHI Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of CPHI Nevada at Second Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China 570216.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors and by vote of shareholders of CPHI Delaware and CPHI Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

CHINA PHARMA HOLDINGS, INC. a Delaware corporation
By:
Zhilin Li, Chief Executive Officer

CHINA PHARMA HOLDINGS, INC. a Nevada corporation
By:
Zhilin Li, Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Appendix B

ARTICLES OF INCORPORATION

OF

CHINA PHARMA HOLDINGS, INC.

(Pursuant to NRS 78)

ARTICLE I

The name of the corporation (which is hereinafter referred to as the "Corporation") is China Pharma Holdings, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is ________________________________. The name of the registered agent of the Corporation is ____________.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the provisions of Chapter 78 of the Nevada Revised Statutes.

ARTICLE IV

 SECTION 1.        Common Stock.  The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is 95,000,000 at a par value of $0.001 per share.  All stock, when issued shall be fully paid and non-assessable, shall be of the same class and have the same rights and preferences.

Each share of Common Stock shall be entitled to one vote at a stockholder’s meeting, either in person or by proxy.  Cumulative voting in elections of Directors and all other matters brought before stockholder meetings, whether they be annual or special, shall not be permitted.

The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts; and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.

Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed upon from time to time by the Corporation and any such stockholder.

SECTION 2.        Preferred Stock.  The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 5,000,000, par value $0.001, which may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

ARTICLE V

SECTION 1.         Number. Election and Terms of Directors. The members of the governing board of the Corporation shall be called Directors of the Corporation. The number of the Directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation, and shall initially be five. The name and address of the first Board of Directors are as follows:
Name	Address

Zhilin Li	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Heung Mei Tsui	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Yingwen Zhang	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Gene Michael Bennett	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216
Baowen Dong	2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216

SECTION 2.        Newly Created Directorships and Vacancies. Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining Director. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

ARTICLE VI

Any action required or permitted to be taken by the stockholders of the Corporation may be effected by any consent in writing by such holders, signed by holders of not less than that number of shares of Common Stock required to approve such action.

ARTICLE VII

Subject to any express provision of the laws of the State of Nevada or these Articles of Incorporation, the Board of Directors shall have the power to make, alter, amend and repeal the By-Laws of the Corporation (except so far as By-Laws of the Corporation adopted by the stockholders shall otherwise provide). Any By-Laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders.

ARTICLE VIII

Election of Directors need not be by ballot unless the By-laws of the Corporation shall so provide.

ARTICLE IX

SECTION 1.        Elimination of Certain Liability of Directors.  A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the payment of distributions to stockholders in violation of Section 78.300 of the Nevada Revised Statutes, or (iv) for any transaction from which the Director derived an improper personal benefit.

2

SECTION 2.         Indemnification.

The Corporation shall indemnify all Directors, officers, employees, and agents to the fullest extent permitted by Nevada law as provided within NRS 78.7502 and NRS 78.751 or any other law then in effect or as it may hereafter be amended. The Corporation shall indemnify each present and future Director, officer, employee or agent of the Corporation who becomes a party or is threatened to be made a party to any suit or proceeding, whether pending, completed or merely threatened, and whether said suit or proceeding is civil, criminal, administrative, investigative, or otherwise, except an action by or in the right of the Corporation, by reason of the fact that he or she is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including, but not limited to, attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, proceeding or settlement, provided such person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The expenses of Directors, officers, employees or agents of the Corporation incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, if and only if the Director, officer, employee or agent undertakes to repay said expenses to the Corporation if it is ultimately determined by a court of competent jurisdiction, after exhaustion of all appeals therefrom, that he or she is not entitled to be indemnified by the Corporation. No indemnification shall be applied, and any advancement of expenses to or on behalf of any Director, officer, employee or agent must be returned to the Corporation, if a final adjudication establishes that the person's acts or omissions involved a breach of any fiduciary duties, where applicable, intentional misconduct, fraud or a knowing violation of the law which was material to the cause of action.

ARTICLE X

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE XI

The Corporation shall exist in perpetuity, from and after the date of filing of its original Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.

ARTICLE XII

The provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes shall be inapplicable to the Corporation.

ARTICLE XIII

The name and address of the incorporator of the Corporation is:

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Zhilin Li, 2nd Floor, No. 17 Jinpan Road, Haikou, Hainan Province, People’s Republic of China 570216

IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation of China Pharma Holdings, Inc. on December __, 2012.

                 ________________________________
Zhilin Li, Incorporator

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Appendix C

BY-LAWS

OF

CHINA PHARMA HOLDINGS, INC.

(a Nevada corporation)

ARTICLE I

STOCKHOLDERS

Section 1.    Certificates Representing Stock. (a) Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

(b) Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Nevada Revised Statutes. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c) The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

Section 2.    Uncertificated Shares. Subject to any conditions imposed by the Nevada Revised Statutes, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the Nevada Revised Statutes.

Section 3.    Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 4.    Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

Section 5.    Record Date For Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Nevada Revised Statutes, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meeting of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Nevada Revised Statutes, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.    Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the articles of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the Nevada Revised Statutes confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the articles of incorporation, except as any provision of law may otherwise require.

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Section 7.    Stockholder Meetings.

(a) Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

(b) Place. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada.

(c) Call. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

(d) Notice or Waiver of Notice. Written notice of all meetings shall be given, stating the place, date, hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the Nevada Revised Statutes. Except as otherwise provided by the Nevada Revised Statutes, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, not the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

(e) Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

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(f) Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting-the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

(g) Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that is irrevocable and, if, and only as long as it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

(h) Inspectors. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If any inspector or inspectors are not appointed, the person presiding at the meeting may, but need not appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the Nevada Revised Statutes, the provisions of that Section shall not apply to the corporation.

(i) Quorum. The holders of at least one third of the outstanding voting shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. Once a quorum is established at any meeting of the stockholders, the voluntary withdrawal of any stockholder from the meeting shall not affect the authority of the remaining stockholders to conduct any business which properly comes before the meeting. In the absence of a quorum, the chairman of the meeting or stockholders present at the meeting may adjourn the meeting from day to day or time to time without further notice other than announcement at such meeting of such date, time and place of the adjourned meeting. At an adjourned meeting of the stockholders at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

(j) Voting. Each share of stock shall entitle the holder thereof to one vote. At each meeting of the stockholders, each stockholder entitled to vote thereat may vote in person or by proxy duly appointed by an instrument in writing subscribed by such stockholder. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the Nevada Revised Statutes prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the articles of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

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Section 8.    Stockholder Action Without Meetings. Any action required by the Nevada Revised Statutes to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action taken pursuant to this paragraph shall be subject to the provisions of Section 78.320 of the Nevada Revised Statutes.

ARTICLE II

DIRECTORS

Section 1.    Functions and Definition. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

Section 2.    Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada. The initial Board of Directors shall consist of five (5) person. Thereafter, the number of directors may be increased or decreased from time to time by action of the stockholders or of the directors.

Section 3.     Term.

(a) Election and Term.  The first Board of Directors, unless the members thereof shall have been named in the articles of incorporation, shall be elected by the incorporator or incorporators and shall hold office until first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting resignation or removal. Except as the Nevada Revised Statutes may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

(b) Classification and Term. Directors are divided into two classes, independent directors and non-independent directors. Independent director will hold office for a term of one (1) year; non-independent directors will hold office for a term of three (3) years. Each director shall hold office for the term for which elected and until a successor shall have been elected. Directors may be re-elected for successive terms.

Section 4.    Meetings.

(a) Time. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

(b) Place. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

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(c) Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

(d) Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

(e) Quorum and Action. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the Nevada Revised Statutes, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the Nevada Revised Statutes and these Bylaws which govern a meeting of the directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(f) Chairman of the Meeting. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

Section 5.    Removal of Directors. Except as may otherwise be provided by the Nevada Revised Statutes, any director or the entire Board of Directors may be removed, with or without cause, by the holders of two-thirds of the shares then entitled to vote at an election of directors.

Section 6.    Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by the Nevada Revised Statutes, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 7.    Written Action. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

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Section 8.    Board of Advisors. The Board of Directors, in its discretion, may establish a Board of Advisors, consisting of individuals who may or may not be stockholders or directors of the Corporation. The purpose of the Board of Advisors would be to advise the officers and directors of the Corporation with respect to such matters as such officers and directors shall choose, and any other matters which the members of such Board of Advisors deem appropriate in furtherance of the best interest of the Corporation. The Board of Advisors shall meet on such basis as the members thereof may determine. The Board of Directors may eliminate the Board of Advisors at any time. No member of the Board of Advisors, nor the Board of Advisors itself, shall have any authority of the Board of Directors or any decision-making power and shall be merely advisory in nature. Unless the Board of Directors determines another method of appointment, the President shall recommend possible members of the Board of Advisors to the Board of Directors, who shall approve such appointments or reject them.

ARTICLE III
OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, or the equivalent thereof; and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice- President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such title as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

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ARTICLE VI

AMENDMENT

These Bylaws may be adopted, amended or repealed at any time by the unanimous written consent of the Board of Directors.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1.         That I am the duly elected and acting secretary of China Pharma Holdings, Inc., a Nevada corporation; and

2.         That the foregoing Bylaws, comprising seven (7) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of _________, 2012.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this ___ day of _______, 2012.

_________________________________
Secretary

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